UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR SECTION 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2021

Teledyne Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-15295	25-1843385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1049 Camino Dos Rios Thousand Oaks, California	91360-2362
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 373-4545

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TDY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into Material Definitive Agreement.

The information set forth below under Item 2.01 of this Current Report on Form 8-K with respect to the execution by Teledyne Technologies Incorporated (“Teledyne” or the “Company”) of the FLIR Second Supplemental Indenture (as defined below) is hereby incorporated into this Item 1.01 by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Consummation of the FLIR Acquisition

On May 14, 2021, Teledyne completed its acquisition of FLIR Systems, Inc., a Delaware corporation (“FLIR”), pursuant to the Agreement and Plan of Merger dated January 4, 2021 (the “Merger Agreement”), among Teledyne, FLIR, Firework Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of Teledyne (“Merger Sub I”), and Firework Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Teledyne (“Merger Sub II”), that provided for a two-step merger that would result in FLIR becoming a wholly owned subsidiary of Teledyne (the “FLIR Acquisition”). In connection with the consummation of the FLIR Acquisition, Merger Sub II, as the surviving company of the mergers, was renamed Teledyne FLIR, LLC (“TDY FLIR”).

Merger Consideration. Upon the consummation of the FLIR Acquisition, each share of common stock of FLIR, par value $0.01 per share, issued and outstanding immediately prior to the effective time of the mergers received (i) $28.00 per share in cash and (ii) 0.0718 of a share of common stock of Teledyne, par value $0.01 per share (“Teledyne Common Stock”), with cash paid in lieu of fractional shares.

The issuance of shares of Teledyne Common Stock in connection with the FLIR Acquisition was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-4 (File No. 333-253859), as amended, declared effective by the Securities and Exchange Commission on April 12, 2021. The joint proxy statement/prospectus included in the registration statement contains additional information about the FLIR Acquisition, the Merger Agreement and the transactions contemplated thereby.

FLIR Stock Options. Pursuant to the Merger Agreement, upon the consummation of the FLIR Acquisition, each outstanding option to purchase FLIR shares, whether vested or unvested, that was outstanding and unexercised immediately prior to the effective time of the mergers (“FLIR Stock Options”), was cancelled and the holder of each FLIR Stock Option received an amount in cash equal to the product of (i) the excess, if any, of (x) $56.00 over (y) the exercise price of such FLIR Stock Option, multiplied by (ii) the number of FLIR shares subject to such FLIR Stock Option, less applicable tax withholdings. In the event the per-share exercise price of a FLIR Stock Option was equal to or greater than $56.00, such FLIR Stock Option was cancelled as of the effective time without payment.

FLIR Service-based Restricted Stock Units. Upon the consummation of the FLIR Acquisition, each FLIR restricted stock unit that was subject only to service-based vesting requirements and was (i) granted prior to the date of the Merger Agreement or (ii) was issued after the date of the Merger Agreement and was held by certain FLIR insiders, in each case, that was outstanding immediately prior to the effective time of the mergers (each, a “FLIR RSU”) was vested and cancelled, and the holder of such FLIR RSU received $56.00 in respect of each FLIR share subject to such FLIR RSU.

FLIR Service-based Restricted Stock Units issued in 2021. Upon the consummation of the FLIR Acquisition, each FLIR restricted stock unit that (i) was subject only to service-based vesting requirements, (ii) was issued after the date of the Merger Agreement, (iii) was not held by certain FLIR insiders and (iv) was outstanding immediately prior to the effective time (each, a “2021 FLIR RSU”) was assumed by Teledyne and converted automatically into a restricted stock unit with respect to a number of shares of Teledyne Common Stock equal to the product obtained by multiplying (x) the total number of FLIR shares subject to such 2021 FLIR RSU immediately prior to the effective time by (y) 0.1436, with any fractional shares to be paid in cash.

FLIR Performance-based Restricted Stock Units. At the effective time, each FLIR restricted stock unit that (i) was granted prior to the date of the Merger Agreement, (ii) was subject to service-based and performance-based vesting requirements and (iii) was outstanding immediately prior to the effective time of the mergers (each, a “FLIR PRSU”) was vested and cancelled, with certain adjustments related to the satisfaction of the relevant performance criteria, and the holder of such FLIR PRSU received $56.00 in respect of each FLIR share subject to such FLIR PRSU.

The foregoing description of the FLIR Acquisition and the Merger Agreement does not purport to be complete and is qualified in its entirety by the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this report and is incorporated by reference herein.

Teledyne funded the aggregate cash purchase price of approximately $8.2 billion with (i) approximately $2.97 billion of net proceeds from the previously announced sale of its senior unsecured notes, consisting of $300,000,000 0.650% Notes due 2023, $450,000,000 0.950% Notes due 2024, $450,000,000 1.600% Notes due 2026, $700,000,000 2.250% Notes due 2028, and $1,100,000,000 2.750% Notes due 2031 (the “Teledyne Notes”), (ii) borrowings of $1.0 billion under the Term Loan Credit Agreement dated as of March 4, 2021 by and among Teledyne, the lenders party thereto and Bank of America, N.A., as administrative agent (the “2021 Term Loan Credit Agreement”) and (iii) cash on hand.

Teledyne’s Execution of Supplemental Indenture and Guarantee of FLIR Notes

As previously disclosed by FLIR, on August 3, 2020, FLIR completed the sale of $500,000,000 aggregate principal amount of its 2.500% senior notes due August 1, 2030 (the “FLIR Notes”). The FLIR Notes were issued pursuant to an Indenture, dated as of August 3, 2020 (the “FLIR Base Indenture”), as supplemented by a First Supplemental Indenture, dated as of August 3, 2020 (the “FLIR First Supplemental Indenture” and, together with the FLIR Base Indenture, the “FLIR Indenture”), between FLIR and U.S. Bank National Association, as trustee (the “FLIR Trustee”).

The FLIR Indenture requires TDY FLIR to assume the obligations of FLIR under the Indenture and the FLIR Notes upon the consummation of the FLIR Acquisition by executing and delivering a supplemental indenture to the FLIR Trustee. In connection with the closing of the FLIR Acquisition, on May 14, 2021, TDY FLIR executed a Second Supplemental Indenture to the FLIR Indenture, dated as of May 14, 2021 (the “FLIR Second Supplemental Indenture”), pursuant to which TDY FLIR has assumed the obligations under the FLIR Indenture and the FLIR Notes as required by the FLIR Indenture. Teledyne also executed the FLIR Second Supplemental Indenture to fully and unconditionally guarantee the FLIR Notes in connection with the FLIR Acquisition.

The description set forth above is qualified in its entirety by the FLIR Second Supplemental Indenture, a copy of which is filed as Exhibit 10.1 to this report and is incorporated by reference herein.

Item 2.03	Creation of Direct Financial Obligation.

The information set forth in Item 2.01 above with respect to the guarantee of the FLIR Notes by Teledyne pursuant to the execution of the FLIR Second Supplemental Indenture is incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation.

Item 7.01	Regulation FD Disclosure.

On May 14, 2021, Teledyne issued a press release announcing the completion of its acquisition of FLIR, which is furnished as Exhibit 99.1 to this current report on Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing.

Item 8.01	Other Events.

TDY FLIR Supplemental Indenture to Guarantee Teledyne Notes

As previously disclosed, on March 22, 2021, Teledyne completed the public offer and sale of the Teledyne Notes. The Teledyne Notes were issued pursuant to an Indenture, dated as of March 22, 2021 (the “Teledyne Base Indenture”), as supplemented by a First Supplemental Indenture, dated as of March 22, 2021 (the “Teledyne First Supplemental Indenture” and, together with the Teledyne Base Indenture, the “Teledyne Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Teledyne Trustee”).

The Teledyne Indenture requires that if the FLIR notes are still outstanding, promptly (and in any event not later than thirty days) after the consummation of the FLIR Acquisition, TDY FLIR will become a guarantor of the Teledyne Notes by executing and delivering a supplemental indenture to the Teledyne Trustee. In connection with the closing of the FLIR Acquisition, on May 14, 2021, TDY FLIR executed the Second Supplemental Indenture to the Teledyne Indenture (the “TDY FLIR Second Supplemental Indenture”), pursuant to which TDY FLIR became a guarantor of the Teledyne Notes as required by the Teledyne Indenture.

The description set forth above is qualified in its entirety by the TDY FLIR Second Supplemental Indenture, a copy of which is filed as Exhibit 10.2 to this report and is incorporated by reference herein.

Joinder of TDY FLIR to Teledyne Credit Agreements

In connection with the closing of the FLIR Acquisition, on May 14, 2021, TDY FLIR, as a guarantor, entered into a Joinder (the “2021 Term Loan Joinder”) to the 2021 Term Loan Credit Agreement. Pursuant to the terms of the 2021 Term Loan Joinder, TDY FLIR shall be deemed to be a party to the 2021 Term Loan Credit Agreement and a guarantor for all purposes thereunder.

On May 14, 2021, TDY FLIR, as a guarantor, entered into a Joinder (the “2021 Amended and Restated Credit Agreement Joinder”) to that certain Amended and Restated Credit Agreement dated as of March 4, 2021 by and among Teledyne, certain of its foreign subsidiaries, as designated borrowers, the lenders party thereto and Bank of America, N.A., as administrative agent, swing line lender and L/C issuer (the “2021 Amended and Restated Credit Agreement”). Pursuant to the terms of the 2021 Amended and Restated Credit Agreement Joinder, TDY FLIR shall be deemed to be a party to the 2021 Amended and Restated Credit Agreement and a guarantor for all purposes thereunder.

On May 14, 2021, TDY FLIR, as a guarantor, entered into a Joinder (the “2019 Term Loan Joinder”) to that certain Amended and Restated Term Loan Credit Agreement dated as of October 30, 2019 by and among Teledyne, its subsidiary Teledyne Netherlands B.V., the lenders party thereto and Bank of America, N.A., as administrative agent, as amended by that certain First Amendment to Amended and Restated Term Loan Agreement dated as of January 19, 2021, as further amended by that certain Second Amendment to Amended and Restated Term Loan Agreement dated as of March 4, 2021 (as so amended, the “2019 Term Loan Credit Agreement”). Pursuant to the terms of the 2019 Term Loan Joinder, TDY FLIR shall be deemed to be a party to the 2019 Term Loan Credit Agreement and a guarantor for all purposes thereunder.

The descriptions set forth above are qualified in their entirety by the 2021 Term Loan Joinder, the 2021 Amended and Restated Credit Agreement Joinder and the 2019 Term Loan Joinder, copies of which are filed as Exhibits 10.3, 10.4 and 10.5, respectively, to this report and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

To be filed by amendment not later than 71 calendar days after the date this report is required to be filed.

(b) Pro Forma Financial Information.

To be filed by amendment not later than 71 calendar days after the date this report is required to be filed.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 4, 2021, by and among Teledyne Technologies Incorporated, Firework Merger Sub I, Inc., Firework Merger Sub II, LLC and FLIR Systems, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s current report on Form 8-K dated as of January 2, 2021 (File No. 1-15295)).

10.1	Second Supplemental Indenture, dated as of May 14, 2021, between Teledyne Technologies Incorporated, Teledyne FLIR, LLC and U.S. Bank National Association, as trustee.*

10.2	Second Supplemental Indenture, dated as of May 14, 2021, between Teledyne FLIR, LLC and U.S. Bank National Association, as trustee.*

10.3	Joinder Agreement of Teledyne FLIR, LLC, dated as of May 14, 2021, to Term Loan Credit Agreement dated as of March 4, 2021, by and among Teledyne Technologies Incorporated, as borrower, the lenders party thereto and Bank of America, N.A., as administrative agent.*

10.4	Joinder Agreement of Teledyne FLIR, LLC, dated as of May 14, 2021, to Amended and Restated Credit Agreement dated as of March 4, 2021, by and among Teledyne Technologies Incorporated, as a borrower and guarantor, the designated borrowers party thereto, the lenders party thereto and Bank of America, N.A., as administrative agent, swing line lender and L/C issuer.*

10.5	Joinder Agreement of Teledyne FLIR, LLC, dated as of May 14, 2021, to Amended and Restated Term Loan Credit Agreement dated as of October 30, 2019, by and among Teledyne Technologies Incorporated and Teledyne Netherlands BV, as borrowers, the lenders party thereto and Bank of America, N.A., as administrative agent.*

99.1	Press Release, dated May 14, 2021, of Teledyne Technologies Incorporated.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED

By:	/s/ Melanie S. Cibik
Melanie S. Cibik
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary
Dated: May 14, 2021